                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 3, 2004
                                                      --------------------------

                         Inform Worldwide Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Colorado                      000-29994               84-1425882
--------------------------------------------------------------------------------
(State or other                (Commission File No.)      (IRS Employer
 jurisdiction of                                        Identification No.)
 incorporation)

                  PO Box 1302, Lyons, CO                          80540
--------------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code               303-596-4089
                                                            --------------------

            (Former name or former address, if changed since last report)

ITEM 5 - Other Events

     Inform  Worldwide  Holdings,  Inc.  announced  today that it had  reached a written  agreement with its largest  creditor,  Larry G. Arnold, to convert the  company's  debt  to  Mr.  Arnold,  a  principal  amount  approximating
     $695,000,  as well as other claims by Mr. Arnold against the company,  into
     700,000   shares  of  the  company's  new  Class  A,  Series  1  Cumulative
     Convertible  Preferred Stock.  Inform Worldwide  Holdings,  Inc. intends to file its 10-Q in a timely fashion.

     Contact:

     Anthony Clanton
     President and CEO
     Inform Worldwide Holdings, Inc.
     PO Box 1302
     Lyons, CO. 80540

     303 596 4089

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    INFORM WORLDWIDE HOLDINGS, INC.

Date: May 3, 2004                   By:   /s/ Anthony Clanton
                                       ---------------------------------------
                                          Anthony Clanton
                                          President and Chief Executive Officer